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                      GREAT WESTERN FINANCIAL CORPORATION
                   -----------------------------------------
                (Name of Registrant as Specified in Its Charter)

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                                 [PRESS RELEASE]

     [GREAT WESTERN LOGO]
                                                                     NEWS
                                                    FOR IMMEDIATE RELEASE
                                                             JUNE 3, 1997

     Contact:  Ian Campbell        818-775-3773
               Charlie Coleman     818-775-3766

               COURT REJECTS AHMANSON'S ATTEMPT TO DELAY VOTE ON
                           WASHINGTON MUTUAL MERGER

           WASHINGTON MUTUAL/GREAT WESTERN MERGER VOTE TO BE HELD ON
                             JUNE 13 AS SCHEDULED

          CHATSWORTH, Calif. - Great Western Financial Corporation (NYSE: GWF) announced today that the Delaware Chancery Court has denied Ahmanson's motion to delay the vote of Great Western stockholders on the Washington Mutual merger. The vote on the merger will take place as scheduled at Great Western's Special Meeting of Stockholders on June 13, 1997.

          Great Western stated, "We are, of course, very pleased that the Court rejected Ahmanson's effort to delay the merger vote. We believe that Ahmanson, in an effort to pursue its own agenda, was prepared to disadvantage the Great Western stockholders by delaying their opportunity to vote on the Washington Mutual merger and receive the benefits of the superior economic value from a Washington Mutual/Great Western combination. Clearly, Ahmanson has its own interests in mind and not the best interests of Great Western stockholders. Now, the Great Western stockholders will have the opportunity to vote on the superior Washington Mutual/Great Western merger on June 13."

          With assets of $42.9 billion, Great Western Financial Corporation is a diversified financial services company operating more than 1,150 mortgage lending, retail banking, and consumer finance offices nationwide. Great Western's principal subsidiary, Great Western Bank, is a mortgage-oriented consumer bank with banking branch networks in California and Florida.

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